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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 12, 2001

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Washington                 1-15595               91-0609840
-------------------------------   ----------------  ----------------------------
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
         incorporation)                Number)                Number)

                601 W. 1st Avenue, Spokane, Washington 99201-5015
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 838-3111

                                      None
          ------------------------------------------------------------
          (Former name or former address, if change since last report)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (i) On June 12, 2001, the Registrant ended its audit relationship with PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"). The Registrant has engaged Ernst & Young LLP ("EY") as its new principal independent accountants effective June 12, 2001.

         (ii) The reports of the Former Accountants on the financial statements for the fiscal years ended September 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty or audit scope. The opinion included an explanatory paragraph for a change in method of accounting for mortgage-backed securities retained after the securitization of mortgage loans held for sale in fiscal 1999.

         (iii) The decision to engage EY as the principal independent accountant for the Registrant was approved by the Board of Directors of the Registrant.

         (iv) In connection with its audits for the fiscal years ended September 30, 2000 and 1999, and through the period ended June 12, 2001, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the fiscal years ended September 30, 2000 and 1999, and through the period ended June 12, 2001, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

         (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 27, 2001, is filed as Exhibit 16.01 to this Form 8-K/A.

(b) Neither the Registrant nor anyone on its behalf has consulted EY during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of EY.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      16.01 Letter dated June 27, 2001, from the Registrant's former principal independent accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METROPOLITAN MORTGAGE & SECURITIES CO., INC.

Date:  June 27, 2001         By: /s/ Michael Agostinelli
                                -----------------------------------------------
                                Michael Agostinelli
                                General Counsel


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

Exhibit 16.01 Letter dated June 27, 2001, from the Registrant's former principal independent accountant.
